UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2016

SURGICAL CARE AFFILIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36154	20-8740447
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Lake Cook Road, Suite 250 Deerfield, IL	60015
(Address of principal executive offices)	(Zip Code)

(847) 236-0921

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2016, the Board of Directors (the “Board”) of Surgical Care Affiliates, Inc. (the “Company”) received Curtis Lane’s resignation as a director of the Company, effective February 29, 2016. There have not been any disagreements between Mr. Lane and the Company.

On January 18, 2016, the Company issued a press release with respect to Mr. Lane’s resignation. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Surgical Care Affiliates, Inc.

Dated: January 19, 2016	/s/ Richard L. Sharff, Jr.
	Name:	Richard L. Sharff, Jr.
	Title:	Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 18, 2016